UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 23, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This filing amends Item 5.02 of the Current Report on Form 8-K of Fresh Tracks Therapeutics, Inc. (the “Company”) filed on January 27, 2023 (the “Original Form 8-K”) to add the information described below. No other changes are being made to the Original Form 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in the Original Form 8-K, Aaron Fox-Collis was appointed VP of Finance & Chief Accounting Officer and principal accounting officer of the Company, effective January 31, 2023. In connection with this appointment, on February 22, 2023, the Company and Mr. Fox-Collis entered into an Amended and Restated Offer of Employment (the “Offer”), effective as of January 1, 2023. Pursuant to the Offer, Mr. Fox-Collis’ annual base salary is $225,000, subject to increase from time to time, and he is eligible to receive, at the Company’s sole discretion, (i) an annual target performance bonus of up to 25% of his base salary, (ii) stock option and/or restricted stock unit awards, and (iii) health insurance, retirement, and other benefits.
Mr. Fox-Collis’ employment is terminable by him or the Company at any time, with or without cause. If he is terminated by the Company without cause, and subject to his execution of a separation and release agreement, Mr. Fox-Collis will receive severance payments equal to (i) six months of base salary (nine months if the termination is within 12 months following a change-in-control of the Company) and (ii) the cost of health insurance for him and his eligible dependents for a period of six months (nine months if the termination is within 12 months following a change-in-control of the Company).
The foregoing summary of the Offer is qualified in its entirety by reference to the full text of the Offer, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Terms such as “cause” and “change- in-control” as used above are defined in the Offer.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amended and Restated Offer of Employment, by and between Fresh Tracks Therapeutics, Inc. and Aaron Fox-Collis, effective as of January 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Andrew D. Sklawer
	Name:	Andrew D. Sklawer
	Title:	President and Chief Executive Officer